DELAWARE GROUP® EQUITY FUNDS V

Delaware Dividend Income Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectuses dated March 30, 2010

Nashira S. Wynn has announced her intention to resign from Delaware Investments. As of the date of this supplement, she is transitioning her portfolio management responsibilities to other members of the Large-Cap Value Focus Equity Team. Effective September 1, 2010, the other members of the portfolio management team, Damon J. Andres, Wayne A. Anglace, Kristen E. Bartholdson, Nikhil G. Lalvani, Anthony A. Lombardi, Kevin P. Loome, D. Tysen Nutt Jr., Robert A. Vogel Jr., and Babak Zenouzi will continue to have primary responsibility for making day-to-day investment decisions for the Fund.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Effective after the close of business on August 31, 2010, the following replaces the information in the section entitled “Who manages the Fund? – Investment manager”.

Who manages the Fund?

Investment manager
Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer – REIT Equity	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	December 1996
D. Tysen Nutt Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity	March 2005
Anthony A. Lombardi, CFA	Vice President, Senior Portfolio Manager	March 2005
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	March 2005
Nikhil G. Lalvani, CFA	Vice President, Portfolio Manager	October 2006
Kristen E. Bartholdson	Vice President, Portfolio Manager	December 2008
Wayne A. Anglace, CFA	Vice President, Portfolio Manager, Research Analyst, Convertible Bond Trader	March 2010
Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	August 2007

The following replaces the biographical information in the section entitled “Who manages the Fund - Portfolio managers.”

Portfolio managers

Babak Zenouzi, Damon J. Andres, D. Tysen Nutt Jr., Anthony A. Lombardi, Robert A. Vogel Jr., Nikhil G. Lalvani, Kristen E. Bartholdson, and Wayne A. Anglace have primary responsibility for making day-to-day investment decisions for the equity portion of the Fund. Mr. Andres has been a part of the Fund's investment management team since its inception. Messrs. Nutt, Lombardi, and Vogel assumed responsibility for the Fund in March 2005, Mr. Zenouzi assumed responsibility for the Fund in May 2006, Mr. Lalvani assumed responsibility for the Fund in October 2006, Ms. Bartholdson assumed responsibility for the Fund in December 2008, and Mr. Anglace assumed responsibility for the Fund in March 2010.

Kevin P. Loome has primary responsibility for making day-to-day investment decisions for the fixed income portion of the Fund. Mr. Loome assumed responsibility for the Fund in August 2007.

Babak "Bob" Zenouzi, Senior Vice President, Chief Investment Officer – REIT Equity
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity
D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager
Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager
Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch Investment Managers. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA, Vice President, Portfolio Manager
Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Kristen E. Bartholdson, Vice President, Portfolio Manager
Kristen E. Bartholdson is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Wayne A. Anglace, CFA, Vice President, Portfolio Manager, Research Analyst, Convertible Bond Trader
Wayne A. Anglace currently serves as a portfolio manager and trader for the firm’s convertible bond strategies. He also serves as a research analyst on the firm’s taxable fixed income team with specific responsibilities for the healthcare and deathcare sectors. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Please keep this Supplement for future reference.

This Supplement is dated July 12, 2010.